    As filed with the Securities and Exchange Commission on July 24, 1997

                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_| Preliminary proxy statement     |_| Confidential, for Use of the Commission
|X| Definitive proxy statement          Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Corporate High Yield Fund, Inc.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   |X| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

   |_| $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

-------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
   (5) Total fee paid:


-------------------------------------------------------------------------------
   |_| Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

-------------------------------------------------------------------------------
   (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------
   (3) Filing party:

-------------------------------------------------------------------------------
   (4) Date filed:

-------------------------------------------------------------------------------
Notes:

--------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 11, 1997

TO THE STOCKHOLDERS OF CORPORATE HIGH YIELD FUND, INC.:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the 'Meeting') of Corporate High Yield Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, September 11, 1997 at 9:00 A.M. for the following purposes:

          (1)  To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 28, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY III
                                          Secretary

Plainsboro, New Jersey
Dated: July 24, 1997

                               PROXY STATEMENT

                           ------------------------

                       CORPORATE HIGH YIELD FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                           ------------------------

                     1997 ANNUAL MEETING OF STOCKHOLDERS

                           ------------------------

                              SEPTEMBER 11, 1997

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Corporate High Yield Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, September 11, 1997 at 9:00 A.M. The approximate mailing date of this Proxy Statement is July 28, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on July 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 15, 1997, the Fund had outstanding 22,828,609 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of July 15, 1997, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     Approval of Items 1 and 2 below will require the affirmative vote of the holders of a majority of the Fund's stockholders, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                                         SHARES OF
                                                                                                       COMMON STOCK
                                                                                                        OF THE FUND
                                                         PRINCIPAL OCCUPATIONS                         BENEFICIALLY
                                                         DURING PAST FIVE YEARS            DIRECTOR      OWNED AT
      NAME AND ADDRESS OF NOMINEE         AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE      JULY 15, 1997
----------------------------------------  ----  ----------------------------------------   --------    -------------
Joe Grills(1)(2) .......................   62   Member of the Committee of Investment of     1994            0
  183 Soundview Lane                              Employee Benefit Assets of the
  New Canaan, Connecticut 06840                   Financial Executives Institute
                                                  ('CIEBA') since 1986; member of
                                                  CIEBA's Executive Committee since 1988
                                                  and its Chairman from 1991 to 1992;
                                                  Assistant Treasurer of International
                                                  Business Machines Incorporated ('IBM')
                                                  and Chief Investment Officer of IBM
                                                  Retirement Funds from 1986 until 1993;
                                                  Member of the Investment Advisory
                                                  Committee of the State of New York
                                                  Common Retirement Fund; Member of the
                                                  Investment Advisory Committee of the
                                                  Howard Hughes Medical Institute;
                                                  Director, Duke Management Company and
                                                  LaSalle Street Fund since 1995;
                                                  Director, Kimco Realty Corporation
                                                  since January 1997.

Walter Mintz(1)(2) .....................   68   Special Limited Partner of Cumberland        1993            0
  1114 Avenue of the Americas                     Associates (investment partnership)
  New York, New York 10036                        since 1982.

Robert S. Salomon, Jr.(1)(2) ...........   60   Principal of STI Management (investment      1996            0
  106 Dolphin Cove Quay                           adviser); Chairman and CEO of Salomon

  Stamford, Connecticut 06902                     Brothers Asset Management from 1992 to
                                                  1995; Chairman of Salomon Brothers
                                                  equity mutual funds from 1992 to 1995;
                                                  Director of Stock Research and U.S.
                                                  Equity Strategist at Salomon Brothers
                                                  from 1975 to 1991; Director, Common
                                                  Fund and the Norwalk Community
                                                  Technical College Foundation.

Melvin R. Seiden(1)(2) .................   66   Director of Silbanc Properties, Ltd.         1993            0
  780 Third Avenue                              (real estate, investment and consulting)
  Suite 2502                                      since 1987; Chairman and President of
  New York, New York 10017                        Seiden & de Cuevas, Inc. (private
                                                  investment firm) from 1964 to 1987.

                                                                                                         SHARES OF
                                                                                                       COMMON STOCK
                                                                                                        OF THE FUND
                                                         PRINCIPAL OCCUPATIONS                         BENEFICIALLY
                                                         DURING PAST FIVE YEARS            DIRECTOR      OWNED AT
      NAME AND ADDRESS OF NOMINEE         AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE      JULY 15, 1997
----------------------------------------  ----  ----------------------------------------   --------    -------------
Stephen B. Swensrud(1)(2) ..............   64   Chairman of Fernwood Associates              1993            0
  24 Federal Street                               (financial consultants) since 1975.
  Suite 400
  Boston, Massachusetts 02110

Arthur Zeikel(1)(3) ....................   65   President of Fund Asset Management, L.P.     1993            0
  P.O. Box 9011                                   ('FAM') (which term as used hereunder
  Princeton, New Jersey 08543-9011                includes its corporate predecessors)
                                                  since 1977; President of MLAM (which
                                                  term as used hereunder includes its
                                                  corporate predecessors) since 1977;
                                                  President and Director of Princeton
                                                  Services, Inc. ('Princeton Services')
                                                  since 1993; Executive Vice President
                                                  of Merrill Lynch & Co., Inc.
                                                  ('ML&Co.') since 1990; Director of
                                                  Merrill Lynch Funds Distributor, Inc.
                                                  ('MLFD') since 1977.

---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Merrill Lynch Investment Company Directorships'

    below.

(2) Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended May 31, 1997, the Board of Directors held six meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee then in office attended at least 75% of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange ('NYSE'). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of
Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates.

Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $47,941 for the fiscal year ended May 31, 1997.

     The following table sets forth for the fiscal year ended May 31, 1997, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Directors.

                                                            PENSION OR RETIREMENT       AGGREGATE COMPENSATION FROM
                                           COMPENSATION    BENEFITS ACCRUED AS PART          FUND AND FAM/MLAM
            NAME OF DIRECTOR                FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO TRUSTEES
----------------------------------------   ------------    ------------------------    ------------------------------
Joe Grills(1)...........................      $8,000                 None                         $164,000
Walter Mintz(1).........................      $8,000                 None                         $164,000
Robert S. Salomon, Jr.(1)...............      $8,000                 None                         $187,167
Melvin R. Seiden(1).....................      $8,000                 None                         $164,000
Stephen B. Swensrud(1)..................      $8,000                 None                         $154,250

------------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (19 registered investment companies consisting of 48 portfolios); Mr. Mintz (18 registered investment companies consisting of 38 portfolios); Mr. Salomon (18 registered investment companies consisting of 38 portfolios); Mr. Seiden (18 registered investment companies consisting of 38 portfolios) and Mr. Swensrud (20 registered investment companies consisting of 49 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                           OFFICER

                         NAME AND PRINCIPAL OCCUPATION                                OFFICE        AGE     SINCE
-------------------------------------------------------------------------------   ---------------   ----   -------
Arthur Zeikel .................................................................   President           65      1993
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Director of MLFD since 1977.
Terry K. Glenn ................................................................   Executive Vice      56      1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President     President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.
Joseph T. Monagle, Jr. ........................................................   Senior Vice         48      1997
  Senior Vice President of FAM and MLAM since 1990; Senior Vice President of        President
  Princeton Services since 1993.
Vincent T. Lathbury, III ......................................................   Vice President      56      1993
  Vice President of MLAM since 1982; Portfolio Manager of FAM and MLAM since
  1982.
Elizabeth Phillips ............................................................   Vice President      47      1993
  Vice President of MLAM since 1990; Vice President, Debt Rating Department,
  Standard & Poor's Corporation from 1985 to 1990.
Donald C. Burke ...............................................................   Vice President      37      1993
  Vice President and Director of Taxation of MLAM since 1990.
Gerald M. Richard .............................................................   Treasurer           48      1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981.
Patrick D. Sweeney III ........................................................   Secretary           43      1997
  Vice President of MLAM since 1990.

     Stock Ownership. At July 15, 1997, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1/4 of 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith ('MLPF&S') holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. MLPF&S has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended May 31, 1997 to any stockholder upon request. Such requests should be directed to Corporate High Yield Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney III, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 26, 1998.

                                          By Order of the Board of Directors

                                          PATRICK D. SWEENEY III
                                          Secretary

Dated: July 24, 1997

                       CORPORATE HIGH YIELD FUND, INC.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                  P R O X Y

         This proxy is solicited on behalf of the Board of Directors

    The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund, Inc. (the "Fund") held of record by the undersigned on July 15, 1997 at the annual meeting of stockholders of the Fund to be held on September 11, 1997 or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

1.  ELECTION OF DIRECTORS       FOR all nominees listed below                    WITHHOLD AUTHORITY
                                (except as marked to the contrary below) / /     to vote for all nominees listed below / /
    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
    Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden,
    Stephen B. Swensrud, Arthur Zeikel                                            FOR / /     AGAINST / /     ABSTAIN / /

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                                                             Please sign exactly as name appears hereon. When shares
                                                                             are held by joint tenants, both should sign. When
                                                                             signing as attorney or as executor, administrator,
                                                                             trustee or guardian, please give full title as such. If
                                                                             a corporation, please sign in full corporate name by
                                                                             president or other authorized officer. If a
                                                                             partnership, please sign in partnership name by
                                                                             authorized persons.

                                                                             Dated: ______________________________________, 1997

                                                                             X _________________________________________________
                                                                                                  Signature

                                                                             X _________________________________________________
                                                                                         Signature, if held jointly

Please mark boxes / / or /X/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.